Exhibit 10.1

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Settlement and License Agreement

This Settlement and License Agreement (“Agreement”), effective April 12, 2017, is entered into by and between BioMarin Pharmaceutical Inc., a corporation organized and existing under the laws of the State of Delaware, having a principal place of business at 770 Lindaro Street, San Rafael, California 94901 (“BioMarin”), Merck & Cie, a Swiss corporation having a principal place of business at Im Laternenacker 5, 8200 Schaffhausen, Switzerland (“Merck”) (together “Plaintiffs”); and Par Pharmaceutical, Inc. (“Par”), a company organized under the laws of Delaware, having a principal place of business at 300 Tice Boulevard, Woodcliff Lake, NJ 07677.  Each of BioMarin, Merck, and Par are individually referred to herein by name or the term “Party” and collectively referred to herein as “Parties.”

WHEREAS, Par has filed Abbreviated New Drug Application Nos. 207200, 207207, and 210027 with the United States Food and Drug Administration (“FDA”) seeking permission to market the Par ANDA Products in the United States and its territories, including the Commonwealth of Puerto Rico (the “Territory”) before the expiration of Plaintiffs’ Orange-Book listed United States Patent Nos. 7,566,462; 7,566,714; 7,612,073; 7,727,987; 7,947,681; 8,003,126; 8,067,416; RE43,797; 9,216,178; 9,433,624 and 8,318,745 (collectively, the “Listed Patents”);

WHEREAS, in response to the filing of ANDA No. 207200, Plaintiffs have filed an action against Par in the United States District Court for the District of New Jersey, captioned BioMarin Pharmaceutical Inc., et al. v. Par Pharmaceutical, Inc., Civil Action No. 15-CV-1706 (MAS)(TJB); and, in response to the filing of ANDA No. 207207, BioMarin has filed an action against Par in the United States District Court for the District of New Jersey, captioned BioMarin Pharmaceutical Inc. v. Par Pharmaceutical, Inc., Civil Action No. 16-CV-1015 (MAS)(TJB) (which actions have been consolidated and are referred to herein together as the “New Jersey Litigation”), alleging infringement of certain of the Listed Patents;

WHEREAS, Par has no present intention of launching the Par ANDA Products without a court order declaring that it does not infringe the Listed Patents, except as provided herein;

WHEREAS, Plaintiffs intend to continue to assert their rights under the Listed Patents to exclude the products described in the Par ANDAs, except as provided herein;

WHEREAS, the Parties wish to fully settle the New Jersey Litigation and all issues concerning the Par ANDA Products upon the terms and subject to the conditions set forth below;

WHEREAS, settlement of the New Jersey Litigation will help Plaintiffs and Par avoid the substantial uncertainty and risk involved with prolonged litigation;

WHEREAS, settlement of the New Jersey Litigation will permit Plaintiffs and Par to save litigation costs, as well as adhere to the judicially-recognized mandate that encourages the settlement of litigation whenever possible;

WHEREAS, settlement of the New Jersey Litigation will permit the management of Plaintiffs and Par to refocus on running their respective companies rather than devoting substantial time and resources to litigation;

WHEREAS, under this Agreement, Par will have the right to enter the market for sapropterin dihydrochloride tablets and powders several years prior to the expiration of the Listed Patents, thereby benefiting customers by permitting generic entry that may not have occurred were the New Jersey Litigation to proceed; and

WHEREAS, the public will benefit significantly from this final settlement, as it saves judicial resources and creates certainty for Plaintiffs and Par;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

Article 1.Definitions.

For purposes of this Agreement, certain words and their correlatives are defined in Article 1 or in the body of this Agreement.

1.1

“Affiliate” shall mean any entity which controls, is controlled by, or is under common control with the applicable entity.  For purposes of this definition, “control” shall mean: (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares entitled to vote for the election of directors, or otherwise having the power to control or direct the affairs of such entity; and (b) in the case of non-corporate entities, direct or indirect ownership of at least 50% of the equity interest or the power to direct the management and policies of such non-corporate entities.

1.2

“Authorized Generic Product” means any prescription (for human use) 100 mg strength finished sapropterin dihydrochloride tablet product, 100 mg finished sapropterin dihydrochloride powder product, and/or 500 mg finished sapropterin dihydrochloride powder product manufactured or sold for use in the Territory pursuant to the BioMarin NDAs but not under the Kuvan® trademark.

1.3

“BioMarin Parties” means BioMarin and its Affiliates; its and its Affiliates’ owners, executives, officers, directors, administrators, successors, or agents; present, past, or future parents; and any successor in interest to or assigns of the Listed Patents.

1.4	“BioMarin NDAs” means NDA Nos. 22-181 and 205065, as approved by the FDA, and any post-approval supplements thereto.
1.5

“Claims” means any claims, counterclaims, demands, debts, dues, liabilities, obligations, promises, damages, actions or causes of action of any kind and of whatsoever nature or character, regardless of whether existing in the past or present (or whether accrued, actual, contingent, latent or otherwise), made or brought for the purpose of recovering any damages (including any actual, general, specific, direct, indirect, commercial,

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

economic, consequential, incidental, special, punitive, exemplary or treble damages and any loss of revenue, loss of expected profits or expected savings, extradition of infringer’s profits, fines, monetary penalties, court costs, interest, pre judgment and post judgment interest, attorney’s fees, expert fees and any other related costs or expenses). The term “Claims” shall specifically include known or unknown or suspected or unsuspected claims that are based on acts or omissions occurring on or before the Effective Date.

1.6	“Dismissal Effective Date” means the date the New Jersey Litigation is dismissed pursuant to the Dismissal Orders.
1.7	“Dismissal Orders” means the Stipulations of Dismissal attached as Exhibit A to this Agreement.
1.8	“Effective Date” means the date on which the Agreement was executed by the latest-signing Party, which date is memorialized on page one (1) of this Agreement.
1.9	“Generic Entry Date” is defined in Article 4 below.
1.10

“Generic Equivalent” means any prescription (for human use) 100 mg strength finished sapropterin dihydrochloride tablet product, 100 mg finished sapropterin dihydrochloride powder product, and/or 500 mg finished sapropterin dihydrochloride powder product manufactured or sold for use in the Territory under an ANDA as an AB-rated bioequivalent to Kuvan®, under a 505(b)(2) NDA, or as an Authorized Generic Product.

1.11

“Kuvan®” means the prescription (for human use) 100 mg strength finished sapropterin dihydrochloride tablet product, 100 mg finished sapropterin dihydrochloride powder product, and/or 500 mg finished sapropterin dihydrochloride powder product commercially marketed for use in the Territory under the trademark Kuvan® (or any replacement trademark), and manufactured or sold under the BioMarin NDAs.

1.12

“Licensed Patents” means (i) Listed Patents and any re-examination, reissue, or patent term extensions thereof or resulting from any post-grant proceedings, including but not limited to any continuations, continuations-in-part, divisional applications, patents, or associated exclusivities thereof; and (ii) any other patents owned or controlled by Plaintiffs (whether currently owned, or developed, obtained, and/or acquired in the future) that would, in the absence of the licenses granted under this Agreement, be infringed by the manufacture, use, importing, offer for sale, or sale by Par of the Par ANDA Products (or their components) in the Territory.

1.13

“Listed Patents” means United States Patent Nos. 7,566,462; 7,566,714; 7,612,073; 7,727,987; 7,947,681; 8,003,126; 8,067,416; RE43,797; 9,216,178; 9,433,624; and 8,318,745, and any other patents listed by BioMarin, now or at any time in the future, in the FDA’s Orange Book for Kuvan®.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.14

“Merck” or “Merck Party” means Merck & Cie and its Affiliates; its and its Affiliates’ owners, its executives, officers, directors, administrators, successors, or agents; and any successor in interest to or assigns of the Listed Patents.

1.15	“Par ANDAs” means ANDA Nos. 207200, 207207, and 210027 as the same may be amended, supplemented, or modified from time to time, or any replacement thereto describing a Generic Equivalent of Kuvan®.
1.16

“Par ANDA Products” means the prescription (for human use) 100 mg strength finished sapropterin dihydrochloride tablet product, 100 mg finished sapropterin dihydrochloride powder product, and/or 500 mg finished sapropterin dihydrochloride powder product manufactured or sold for use in the Territory under the Par ANDAs as an AB-rated equivalent to Kuvan®.

1.17

“Par Parties” means Par and its Affiliates; its and its Affiliates’ owners, executives, officers, directors, administrators, successors, or agents; present, past, or future parents; and any successor in interest to or assigns of the Par ANDAs.

1.18

“Third Party” means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, governmental authority, or other entity or organization other than the BioMarin Parties, the Merck Party, or the Par Parties.

1.19	“Territory” means the United States and its territories, including the Commonwealth of Puerto Rico.

Article 2.Termination of Litigation.

2.1	The Parties stipulate to the dismissal of all claims and counterclaims in the New Jersey Litigation without prejudice, with each Party to bear its own fees and costs.
2.2

Within three (3) business days of the Effective Date, Plaintiffs shall file stipulations of dismissal in the form attached as Exhibit A, so that the New Jersey Litigation is dismissed without prejudice in accordance with Federal Rule of Civil Procedure 41(a)(1).

2.3	[*] agrees to [*] after the date of this Agreement [*] with respect to [*]. [*] will [*], including [*]. [*] under this provision will [*] under the terms of the [*]

Article 3.Releases.

3.1

This Agreement settles in full any Claims or causes of action that the Merck Party and BioMarin Parties, on the one hand, and the Par Parties, on the other hand, have against the other relating to the New Jersey Litigation, the Licensed Patents, the Par ANDA Products, and/or the Par ANDAs.

3.2

In consideration of the mutual execution of this Agreement and upon the terms and subject to the conditions of this Agreement and the Dismissal Orders, BioMarin, on behalf of the BioMarin Parties, and the Merck Party, hereby fully, finally and irrevocably release, acquit and forever discharge the Par Parties and their  customers, importers,

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

manufacturers, distributors, licensors, suppliers, insurers and each of their predecessors and successors from any and all Claims that the BioMarin Parties or the Merck Party have, may have had, might have asserted, may now have or assert, or may hereafter have or assert that are reasonably related to the New Jersey Litigation. Notwithstanding anything in the foregoing to the contrary, the release in this Section 3.2 will not apply to any claims that arise from or relate to any breach of any representation, warranty, obligation, or other term or condition of this Agreement.

3.3

In consideration of the mutual execution of this Agreement and upon the terms and subject to the conditions of this Agreement and the Dismissal Orders, Par, on behalf of the Par Parties, hereby fully, finally and irrevocably releases, acquits and forever discharges the BioMarin Parties, the Merck Party, and their respective customers, importers, manufacturers, distributors, licensors, suppliers, insurers and each of their predecessors and successors from any and all Claims that the Par Parties have, may have had, might have asserted, may now have or assert, or may hereafter have or assert that are reasonably related to the New Jersey Litigation.  Notwithstanding anything in the foregoing to the contrary, the release in this Section 3.3 will not apply to any claims that arise from or relate to any breach of any representation, warranty, obligation, or other term or condition of this Agreement.

Article 4.Grant of a License and Reciprocal Agreement.

4.1

Subject to the terms and conditions of this Agreement, Plaintiffs hereby grant to Par, and Par hereby accepts, a fully paid up, royalty-free, non-exclusive license, under the Licensed Patents to make, have made, use, import, distribute, have distributed, sell and offer for sale in the Territory the Par ANDA Products (and any of their components) in Par’s or one of its Affiliate’s name only, without the right to grant sub-licenses (provided that Par may retain Third Party contract manufacturers and distributors as necessary to have the Par ANDA Products (and any of their components) made or distributed), as of the Generic Entry Date (as defined below).  Par hereby covenants that the Par Parties shall not (and shall ensure that any of its contract manufacturers and distributors shall not) use any Licensed Patents for a purpose other than that expressly permitted in this Section 4.1.

4.2

For purposes of this Agreement, “Generic Entry Date” shall mean the earlier of (i) April 1, 2021, if Par is not entitled to the 180-day first-filer exclusivity period described in 21 U.S.C. § 355(j)(5)(B)(iv); (ii) October 1, 2020, if Par is entitled to the 180-day first-filer exclusivity period described in 21 U.S.C. § 355(j)(5)(B)(iv); (iii) 12:01 a.m. Eastern Time on the day after a final decision from which no appeal (other than a petition to the Supreme Court for a writ of certiorari) has been or can be taken, holding the then-asserted and adjudicated claims of the Licensed Patents at issue in the case in which such decision is entered to be invalid, unenforceable, or not infringed by a Generic Equivalent (an “Adverse Decision”); or (iv) the earlier of: (a) thirty (30) days after the date that a Third Party commences sales of a Generic Equivalent without permission, license, acquiescence or authorization by BioMarin or its Affiliates (“At Risk Launch”), provided that BioMarin has not obtained by that time a decision or order by any court granting an application for a preliminary or permanent injunction, temporary restraining order, or

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

other injunctive or equitable relief with respect to the unlicensed product that is the subject of the Third Party At-Risk Launch; (b) denial of the aforementioned application for a preliminary or permanent injunction, temporary restraining order, or other injunctive or equitable relief; or (c) ten (10) days after an At Risk Launch if BioMarin or its Affiliates fail to seek the aforementioned preliminary or permanent injunction, temporary restraining order, or other injunctive or equitable relief during that ten (10) day period.  If (i) BioMarin obtains a court order from any court requiring the cessation of sales of the unlicensed product that is the subject of the Third Party At-Risk Launch, or (ii) the Third Party ceases sales of the unlicensed product that is the subject of the Third Party At-Risk Launch, by agreement or otherwise, Par will cease any further shipping and sales of the Par ANDA Products until the occurrence of the Generic Entry Date (as determined without reference to such Third Party At-Risk Launch) or such date that is mutually agreed upon, and no other obligation or attendant liability shall otherwise accrue.

4.3	[*], (a) as of the Dismissal Effective Date, [*] and [*] necessary to [*] for the purpose of [*], and (b) [*] the Generic Entry Date, [*] in the Territory upon and after the Generic Entry Date.
4.4

Except as provided in this Agreement Par shall not, directly or indirectly through the Par Parties, or its or their distributors or other Third Parties, (a) [*], offer for sale or accept orders for any of the Par ANDA Products, (b) [*] ship or otherwise deliver to complete the sale of any of the Par ANDA Products, or (c) license, sublicense, enable, permit, or cause (or continue to license, sublicense, enable, permit or cause) any person or entity to do any of the foregoing.  The Parties further agree that any activities in violation of the foregoing provisions of this Article 4 are likely to cause irreparable harm to BioMarin and Merck, and understanding this, Par hereby irrevocably and unconditionally consents to immediate entry of a temporary restraining order, preliminary injunction and permanent injunction in the event such relief is needed to prevent such harm.

4.5

The rights granted under Section 4.1 do not apply to any patent, patent application, or other intellectual property right owned by or licensed to the BioMarin Parties or the Merck Party other than the Licensed Patents.  Nothing in this Agreement shall preclude BioMarin or Merck from granting any license or sublicense under any or all of the Licensed Patents to make, have made, use, sell, offer for sale, or import a Generic Equivalent, or for any other application.  Except for the rights expressly granted to Par under this Agreement, no other rights under any of the Licensed Patents or any other patents or intellectual property rights of the BioMarin Parties, or the Merck Party are granted under this Agreement, by implication, estoppel or otherwise, and all other such rights are reserved.

4.6

[*] in the Territory on the Generic Entry Date, BioMarin and its Affiliates [*], including [*] in conjunction with [*], effective as of the Generic Entry Date.  BioMarin and its Affiliates [*], or [*], as appropriate. BioMarin and its Affiliates [*] or [*], or [*] as of the Generic Entry Date.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Article 5.Scope of the Parties’ Agreement.

5.1

Plaintiffs shall have the sole right to prosecute, maintain, enforce, and defend any of the Licensed Patents, according to their respective ownership rights.  The license grant in Section 4.1 does not include any right to sublicense, and Par shall have no such right.

5.2

Par may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Plaintiffs, which consent shall not be unreasonably withheld, conditioned, or delayed, except to an Affiliate of Par or in connection with a merger, reorganization, change of control, or sale of all or substantially all of Par’s business.  Any purported assignment or transfer in violation of the foregoing shall be null and void ab initio and of no force or effect.  No assignment of this Agreement will relieve Par from any of its obligations hereunder.  In the event of a permitted Assignment, this Agreement shall be binding upon and inure solely to the benefit of the Parties and their respective successors and permitted assigns.

Article 6.Warranties and Representations.

6.1

Each Party hereto represents and warrants to the other Party that, as of the Effective Date, the warranting Party (a) is an entity duly organized, validly existing, and in good standing under the laws of its state of organization; and (b) has full power and authority to enter into and perform its obligations under this Agreement in accordance with its terms.

6.2

Each Party hereto represents and warrants to the other Party that, as of the Effective Date, this Agreement is a legal, valid, and binding obligation of the warranting Party, enforceable against such Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally or by principles of equity.

6.3

Each Party hereto represents and warrants to the other Party that, as of the Effective Date, the warranting Party is not subject to any judgment, order, injunction, decree, or award of any court, administrative agency, or governmental body that would or might interfere with its performance of any of its material obligations hereunder.

6.4

BioMarin and its Affiliates hereby covenant not to sue, assert any Claim or otherwise participate in any action or proceeding against, Par and its Affiliates, and its or their importers, manufacturers, suppliers, distributors, and customers, or support or encourage any third Party to sue, for infringement of any Licensed Patent with respect to Par’s making, using, selling, or offering for sale Par ANDA Products in the Territory, or making or having made Par ANDA Products solely for importation, use, sale or offering for sale into and for the Territory, or making, having made, or using the active pharmaceutical ingredient (“API”) for incorporation into the Par ANDA Products.  Notwithstanding anything in the foregoing to the contrary, the covenant in this Section 6.4 will not apply to (i) any Claims that arise from or relate to any breach of any representation, warranty, obligation, or other term or condition of this Agreement, or (ii) any proceeding with respect to any Par product other than the Par ANDA Products or any patent other than any of the Licensed Patents.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.5

Par hereby represents and warrants that neither Par, nor any of the Par Parties, will bring or prosecute, nor will any of them assist any Third Party or cooperate with any Third Party in bringing or prosecuting, any judicial, administrative, or other proceeding of any kind challenging the validity or enforceability of any of the Licensed Patents, including but not limited to any post-grant proceeding before the United States Patent & Trademark Office.  Notwithstanding anything in the foregoing to the contrary, the covenant in this Section 6.5 will not apply to (i) any Claims that arise from or relate to any breach of any representation, warranty, obligation, or other term or condition of this Agreement, or (ii) any proceeding with respect to any Par product other than the Par ANDA Products or any patents other than the Licensed Patents.

6.6	Except as expressly provided in this Agreement, none of the Parties makes any representations or warranties, express or implied, either in fact or by operation of applicable law.
6.7

Specifically, Plaintiffs make no representation that, as of the Generic Entry Date, Par will be able to launch the Par ANDA Products.  The Parties herein acknowledge that Par’s ability to launch the Par ANDA Products may be limited by (a) the FDA’s failure to finally approve the Par ANDA Products; (b) a period of exclusivity associated with a Third Party’s “first-filer” status; (c) Par’s inability to manufacture, package, and otherwise prepare a sufficient amount of the Par ANDA Products by the Generic Entry Date; or (d) other situations not currently within the Parties’ contemplation.  Plaintiffs therefore make no warranty and no representation with respect to the actual date that the Par ANDA Products will be available for sale.  Plaintiffs are under no obligation to provide assistance to Par except as explicitly stated in this Agreement.

6.8	Nothing in this Agreement shall be construed as an admission or representation concerning liability by any Party hereto.
6.9

Plaintiffs hereby represent, warrant and covenant that, absent a material breach of this Agreement by Par, BioMarin and its Affiliates shall not, and shall not cause any Third Party to, [*], including, but not limited to, [*] or [*] or [*].

Article 7.Confidentiality of the Agreement.

7.1

The Parties shall keep the terms of this Agreement and the underlying settlement confidential.  No Party shall issue or make any public announcement, press release, or other public disclosure regarding this Agreement or the subject matter or terms of the settlement without the other Parties’ prior written consent; however, either Party may disclose or otherwise state publicly that the New Jersey Litigation has been dismissed pursuant to terms that are confidential.  The non-disclosing Parties’ consent shall not be unreasonably withheld or delayed.

(i)	Notwithstanding the first sentence of Section 7.1, a Party may, without prior written consent, disclose:

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(a)	any information required by a court, governmental agency, or other regulatory authority;
(b)	any information that is, in the opinion of the disclosing Party’s counsel, required by law or the rules of a stock exchange on which the securities of the disclosing Party are listed; or

(c) any information that a Party is required by pre-existing contract to disclose to a Third Party; provided that any such disclosure shall be subject to the

Third Party being bound by a confidentiality agreement, at least as strict as this confidentiality agreement, not to disclose such confidential information.

(ii)

A Party receiving a request, subpoena, or order for the disclosure of the terms or conditions of this Agreement under Section 7.1(i)(a) shall notify the other Parties as soon as practicable and, if at all possible, in sufficient time to allow the other Parties to oppose disclosure or seek an appropriate protective order.

7.2

This Agreement and all of the terms herein constitute compromises and offers to compromise covered by Federal Rule of Evidence 408.  Nothing in this Agreement may be used as evidence in any action or proceeding between the Parties hereto, except in connection with any action or proceeding relating to enforcement of this Agreement.

Article 8.General Provisions.

8.1

Each Party shall take or cause to be taken such further actions, and to execute, deliver, and file or cause to be executed, delivered, and filed, such further documents and instruments, and to obtain such consents, as may be reasonably required or requested in order to effectuate fully the purposes, terms, and conditions of this Agreement.

8.2	The Parties may amend or modify the provisions of this Agreement, including this provision, only by mutual agreement in writing.
8.3

No provision of this Agreement shall be waived by any act, omission, or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party.  The failure of any Party to assert its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

8.4

This Agreement (including all attachments hereto), constitutes the final, complete, and exclusive agreement and understanding of the Parties with respect to the subject matter hereof and supersedes all prior agreements or understandings, oral or written, with respect to such matters.

8.5

All notices or communications hereunder shall be deemed to have been duly given only if made in writing, served by one of the means listed in Article 8.5(i), and directed to the individuals listed in Article 8.5(ii).

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(i)

Notice or communications to a Party shall be served by personal delivery, reputable overnight express courier service (charged prepaid), or delivery by registered or certified mail (return receipt requested), at the address(es) listed in Section 8.5(ii).  Such notices will be deemed to have been given on the date delivered (in the case of personal delivery or delivery by overnight courier), and on the fifth (5th) business day following the date of postmark in the case of delivery by mail.

(ii)	Notice or communications to a Party shall be directed to each of the following:

In the case of BioMarin:

Jason G. Winchester

Jones Day

77 West Wacker Drive, Suite 3500

Chicago, Illinois  60601

G. Eric Davis
Senior VP, General Counsel

BioMarin Pharmaceutical Inc.

105 Digital Drive

Novato, CA 94949

In the case of Merck:

Jason G. WinchesterGeneral Manager

Jones DayMerck & Cie

77 West Wacker Drive, Suite 3500Im Laternenacker 5

Chicago, Illinois  606018200 Schaffhausen

Switzerland

In the case of Par:

Richard J. BermanPar Pharmaceutical, Inc.

Arent Fox LLPOne Ram Ridge Road

1717 K Street, NWChestnut Ridge, New York 10977

Washington, DC 20006Attn: General Counsel

(202) 857-6000Fax: (845) 573-5600

Email: Richard.Berman@arentfox.com

8.6

This Agreement may be executed in any number of counterparts, and execution by each of the Parties of any one of such counterparts will constitute due execution of this Agreement.  Each such counterpart hereof shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement.

8.7	Electronic execution and delivery of this Agreement by any Party shall be legal, valid, and binding to the same extent as an original signature.
8.8

If any provision of this Agreement is held invalid, illegal, or unenforceable for any reason, this holding shall not impair the validity, legality, and enforceability of the remaining provisions in any way.  The Parties shall renegotiate in good faith any

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.1

provision held to be invalid, illegal, or unenforceable, it being the intent of the Parties that the basic purposes of the Agreement are to be effectuated.
8.9

Each Party acknowledges that a breach of this Agreement will cause the non-breaching Party to suffer irreparable harm for which there is no adequate legal remedy.  Each Party acknowledges that immediate injunctive relief is an appropriate and necessary remedy for any violation or threatened violation of this Agreement.

8.10	No Third Party shall be deemed an intended beneficiary hereunder or have any legal or equitable rights or benefits to enforce any provision of this Agreement.
8.11

None of the Parties hereto shall be considered the drafter of this Agreement or any provision thereof for the purpose of any statute, case law, or rule of construction that would or might cause any provision to be construed against the drafter thereof.

8.12

This Agreement has been negotiated between unrelated Parties who are sophisticated and knowledgeable in the matters contained in this Agreement and who have acted of their own self-interest.  In addition, each Party has been represented and advised by legal counsel regarding the terms of this Agreement.

8.13

The Parties are independent contractors and are not, and shall not represent themselves as, principal and agent, partners, joint venturers, or business associates of any kind.  No Party shall attempt to act, or represent itself as having the power, to bind the other Parties or create any obligation on behalf of the other Parties.  Similarly, nothing in this Agreement shall constitute or be construed as Plaintiffs’ endorsement or approval of the Par ANDA Products.  Par, and any Third Party acting in concert with Par, shall not represent or suggest otherwise in any way, including in any labeling, promotional, or marketing material associated with the Par ANDA Products.

8.14	Mistakes of fact or law shall not constitute grounds for modification, avoidance, or rescission of the terms of this Agreement.
8.15	Each Party shall bear its own expenses that arise out of the New Jersey Litigation and/or the negotiation, execution, or performance of this Agreement.
8.16

This Agreement and any dispute arising out of or related to this Agreement shall be governed by and construed in accordance with the internal laws of the State of New Jersey, without giving effect to conflicts of law principles.  With respect to any proceeding related to this Agreement, each Party irrevocably agrees and consents to the exclusive jurisdiction of the federal and state courts in New Jersey, and waives any objection to venue of any such proceeding brought in any such court.

Article 9.Term.

9.1	This Agreement shall continue in force until the expiration of the last of the Licensed Patents (the “Term”).

Article 10.Filings with the FTC and DOJ.

10.1

Within ten (10) business Days following the Effective Date, each Party shall file or cause to be filed with the U.S. Federal Trade Commission Bureau of Competition (“FTC”) and the Antitrust Division of the U.S. Department of Justice (“DOJ”) this Agreement and any notifications required to be filed pursuant to Title XI of the Medicare Prescription Drug Improvement and Modernization Act (Subtitle B - Federal Trade Commission Review) signed into law on December 8, 2003, and any other Applicable Law.

10.2

The Parties shall each use all commercially reasonable efforts to coordinate the foregoing filings and any responses thereto, to make such filings promptly and to respond promptly to any requests for additional information made by either of such agencies.  Each Party reserves the right to communicate with the FTC or DOJ regarding such filings as it reasonably believes appropriate.  Each Party shall keep the other reasonably informed of such communications.

10.3

If a court of competent jurisdiction determines that one or more provisions of the Agreement violate any applicable law or regulations, then such provision(s) shall become null and void and, therefore, unenforceable.  If a provision is voided by this process, the Parties shall promptly meet and, in good faith, use commercially reasonable efforts to re-negotiate the voided provision(s).  The Parties shall negotiate in good faith concerning any necessary revisions to this Agreement for a period of [*] from the date of the issuance of the court ruling described in this Section 10.3.  If, at the conclusion of this thirty-day period, the Parties are unable to agree to a revised provision, each Party shall [*]

10.4	In the event that either Party [*] in accordance with Section 10.3, Plaintiffs shall [*], and Par shall [*]. In the event that [*], the Parties will [*].

[Signatures on the following pages]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

This Agreement is signed as indicated below by duly authorized representatives of BioMarin, Merck, and Par, respectively, as of the Effective Date.

BioMarin Pharmaceutical Inc.

By: /s/ G. Eric Davis

Name: G. Eric Davis

Title: EVP, General Counsel

Merck & Cie

By: /s/ Dr. Rudolf Moser

Name: Dr. Rudolf Moser

Title: Managing Director

By: /s/ Markus Wutscher

Name: Markus Wutscher

Title: Chief Financial Officer

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Par Pharmaceutical, Inc.

By: /s/ Lawrence M. Brown

Name: Lawrence M. Brown

Title: Vice President and Asst. General Counsel, IP - Genetics

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit A

Charles M. Lizza

William C. Baton

Sarah A. Sullivan

Saul Ewing LLP

One Riverfront Plaza

Newark, New Jersey  07102-5426

(973) 286-6700

clizza@saul.com

wbaton@saul.com

ssullivan@saul.com

Attorneys for Plaintiff

BioMarin Pharmaceutical Inc.

UNITED STATES DISTRICT COURT

DISTRICT OF NEW JERSEY

BioMarin Pharmaceutical Inc., Plaintiff, v. PAR PHARMACEUTICAL, INC., Defendant.	Civil Action No. 15-1706 (MAS)(TJB) (Filed Electronically) Hon. Michael Shipp, U.S.D.J. Hon. Tonianne J. Bongiovanni, U.S.M.J.

STIPULATION AND ORDER OF DISMISSAL WITHOUT PREJUDICE

Pursuant to Rules 41(a)(1) and 41(c) of the Federal Rules of Civil Procedure, BioMarin Pharmaceutical Inc. (“BioMarin”) and Par Pharmaceutical, Inc. (“Par”) hereby stipulate and agree that all claims, counterclaims, and affirmative defenses asserted by Plaintiffs and Par against each other in the above-captioned consolidated action are hereby dismissed without prejudice and without costs, disbursements, or attorneys’ fees to any Party.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Dated: April__, 2017

By: s/ Charles M. Lizza

Charles M. Lizza

William C. Baton

Sarah A. Sullivan

Saul Ewing LLP

One Riverfront Plaza

Newark, New Jersey  07102-5426

(973) 286-6700

clizza@saul.com

wbaton@saul.com

ssullivan@saul.com

Of Counsel:

Jason G. Winchester

Timothy J. Heverin

Matthew J. Hertko
Jones Day
77 West Wacker, Suite 3500
Chicago, IL 60601-1692
(312) 782-3939

Anthony M. Insogna

Jones Day
12265 El Camino Real, Suite 200
San Diego, CA 92130-4096
(858) 314-1200

Attorneys for Plaintiff
BioMarin Pharmaceutical Inc.

By:   s/ Sean R. Kelly

Sean R. Kelly (srk@saiber.com)

Katherine A. Escanlar

(kescanlar@saiber.com)

Saiber LLC

18 Columbia Turnpike

Suite 200

Florham Park, NJ 07932

(973) 645-4801

Of Counsel:

Richard J. Berman

(richard.berman@arentfox.com)

Janine A. Carlan

(janine.carlan@arentfox.com)

Bradford C. Frese

(bradford.frese@arentfox.com)

Ahmed Abdel-Rahman (ahmed.abdelrahman@

arentfox.com)

ARENT FOX LLP

1717 K Street NW

Washington, DC 20036-5342

(202) 857-6000

Attorneys for Defendant

Par Pharmaceutical, Inc.

IT IS on this ____ day of _______________, 2017:

SO ORDERED:

HON. MICHAEL SHIPP, U.S.D.J.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Charles M. Lizza

William C. Baton

Sarah A. Sullivan

Saul Ewing LLP

One Riverfront Plaza

Newark, New Jersey  07102-5426

(973) 286-6700

clizza@saul.com

wbaton@saul.com

ssullivan@saul.com

Attorneys for Plaintiff

BioMarin Pharmaceutical Inc.

UNITED STATES DISTRICT COURT

DISTRICT OF NEW JERSEY

BioMarin Pharmaceutical Inc., Plaintiff, v. PAR PHARMACEUTICAL, INC., Defendant.	Civil Action No. 16-1015 (MAS)(TJB) (Filed Electronically) Hon. Michael Shipp, U.S.D.J. Hon. Tonianne J. Bongiovanni, U.S.M.J.

STIPULATION AND ORDER OF DISMISSAL WITHOUT PREJUDICE

Pursuant to Rules 41(a)(1) and 41(c) of the Federal Rules of Civil Procedure, BioMarin Pharmaceutical Inc. (“BioMarin”) and Par Pharmaceutical, Inc. (“Par”) hereby stipulate and agree that all claims, counterclaims, and affirmative defenses asserted by BioMarin and Par against each other in the above-captioned action are hereby dismissed without prejudice and without costs, disbursements, or attorneys’ fees to any Party.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Dated: April__, 2017

By: s/ Charles M. Lizza

Charles M. Lizza

William C. Baton

Sarah A. Sullivan

Saul Ewing LLP

One Riverfront Plaza

Newark, New Jersey  07102-5426

(973) 286-6700

clizza@saul.com

wbaton@saul.com

ssullivan@saul.com

Of Counsel:

Jason G. Winchester

Timothy J. Heverin

Matthew J. Hertko
Jones Day
77 West Wacker, Suite 3500
Chicago, IL 60601-1692
(312) 782-3939

Anthony M. Insogna

Jones Day
12265 El Camino Real, Suite 200
San Diego, CA 92130-4096
(858) 314-1200

Attorneys for Plaintiff
BioMarin Pharmaceutical Inc.

By:   s/ Sean R. Kelly

Sean R. Kelly (srk@saiber.com)

Katherine A. Escanlar

(kescanlar@saiber.com)

Saiber LLC

18 Columbia Turnpike

Suite 200

Florham Park, NJ 07932

(973) 645-4801

Of Counsel:

Richard J. Berman

(richard.berman@arentfox.com)

Janine A. Carlan

(janine.carlan@arentfox.com)

Bradford C. Frese

(bradford.frese@arentfox.com)

Ahmed Abdel-Rahman (ahmed.abdelrahman@

arentfox.com)

ARENT FOX LLP

1717 K Street NW

Washington, DC 20036-5342

(202) 857-6000

Attorneys for Defendant

Par Pharmaceutical, Inc.

IT IS on this ____ day of _______________, 2017:

SO ORDERED:

HON. MICHAEL SHIPP, U.S.D.J.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.